INCOME TAXES - Reconciliation of Canadian statutory rate and the effective income tax rate (Details) - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Reconciliation of accounting profit multiplied by applicable tax rates
Income before income taxes	$ 1,550,839	$ 499,019
Tax rate (in percent)	26.50%	26.50%
Expected income taxes at the Canadian statutory tax rate of 26.5% (2020 — 26.5%)	$ 410,972	$ 132,240
Income distributed and taxable to unitholders	(150,899)	(57,791)
Net foreign rate differentials	(24,099)	(9,954)
Net change in provisions for uncertain tax positions	(458)	(784)
Net permanent differences	176	(115)
Net effect of change in tax rates	1,955	2,941
Withholding taxes and other	2,920	2,555
Total income tax expense	$ 240,567	$ 69,092